UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 31, 2005



                                KIRBY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Nevada                    1-7615                 75-1884980
 (State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)



                           55 WAUGH DRIVE, SUITE 1000
                              HOUSTON, TEXAS  77007
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01.  Entry  into  a  Material  Definitive  Agreement.

     On May 31, 2005, Kirby Corporation (the "Company") issued $200,000,000 of unsecured Floating Rate Senior Notes, Series 2005-A, due February 28, 2013 (the "Series 2005-A Notes") to a group of institutional investors. Interest on the Series 2005-A Notes is payable quarterly at a rate equal to LIBOR plus .50%. The Series 2005-A Notes are prepayable, at the Company's option, with a prepayment premium equal to 2% of the principal amount prepaid during the first year and 1% of the principal amount prepaid during the second year, with no prepayment premium after the second year. No principal payments are required until maturity in 2013. The proceeds of the Series 2005-A Notes were used to repay the Company's $200,000,000 of outstanding Floating Rate Senior Notes, Series 2003-A, due February 28, 2013 (the "Series 2003-A Notes").

     The Series 2005-A Notes were issued pursuant to the existing Master Note Purchase Agreement dated as of February 15, 2003 among the Company and the Purchasers named therein (under which the Series 2003-A Notes were also issued), as supplemented by the First Supplement to Note Purchase Agreement dated as of May 31, 2005 among the Company and the Purchasers named therein. The Master Note Purchase Agreement, as supplemented (the "Note Agreement"), contains certain covenants on the part of the Company, including a debt covenant, an interest coverage covenant and covenants relating to liens, asset sales and mergers, among others. The Note Agreement also specifies certain events of default, upon the occurrence of which the maturity of the Series 2005-A Notes may be accelerated, including failure to pay principal or interest, violation of covenants or default on other indebtedness, among others.

     The foregoing summary of the terms of the Series 2005-A Notes and the Note Agreement is qualified in its entirety by reference to the Master Note Purchase Agreement dated as of February 15, 2003 which was filed as Exhibit 4.3 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and the First Supplement to Note Purchase Agreement dated as of May 31, 2005 which is filed as Exhibit 4.2 to this report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 1.01 for a description of the Company's issuance of $200,000,000 of Floating Rate Senior Notes, Series 2005-A, due February 28, 2013. That description is incorporated by reference into this Item 2.03.

Item 7.01.  Regulation FD Disclosure.

     On May 31, 2005, the Company issued a press release disclosing the financing described in Item 1.01 and providing additional information on the anticipated effect of financing costs on the Company's published earnings guidance for the second quarter of 2005 and for the full year. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item  9.01.  Financial  Statements  and  Exhibits.

(c)  Exhibits

EXHIBIT
NUMBER                 DESCRIPTION OF EXHIBIT
-------                ----------------------

  4.1    Master Note Purchase Agreement dated as of February 15, 2003 among
         Kirby Corporation and the Purchasers named therein (incorporated by reference to Exhibit 4.3 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002).

  4.2 First Supplement to Note Purchase Agreement dated as of May 31, 2005 among Kirby Corporation and the Purchasers named therein.

 99.1    Press Release dated May 31, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KIRBY CORPORATION



                              By /s/ NORMAN W. NOLEN
                                 -------------------------------------
                                 Norman W. Nolen
                                 Executive Vice President,
                                 Treasurer and Chief Financial Officer




Date:     June  2,  2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                 DESCRIPTION OF EXHIBIT
-------                ----------------------

  4.1    Master Note Purchase Agreement dated as of February 15, 2003 among
         Kirby Corporation and the Purchasers named therein (incorporated by reference to Exhibit 4.3 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002).

  4.2 First Supplement to Note Purchase Agreement dated as of May 31, 2005 among Kirby Corporation and the Purchasers named therein.

 99.1    Press Release dated May 31, 2005.